September 15, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 15, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
Dated April 29, 2005

The second sentence of the fourth paragraph of the section of the Fund's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Up to 20% of the Fund's assets may be invested in foreign securities, including emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs) or Global Depositary Shares (GDSs), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37920SPT-03